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                                                                     Exhibit 23
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-09101.


                                                             Arthur Andersen LLP


Boston, Massachusetts
March 26, 1997